SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                             SIEBERT FINANCIAL CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Reqistrant)

Payment of Filing Fee (Check Appropriate Box):
[x]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Dated Filed:

                             SIEBERT FINANCIAL CORP.
                          885 THIRD AVENUE, SUITE 1720
                            NEW YORK, NEW YORK 10022
                                 (212) 644-2400

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 15, 2000


DEAR SHAREHOLDERS:

         Notice is hereby given of the Annual Meeting of Shareholders of Siebert Financial Corp., a New York corporation , at The Harmonie Club, 4 East 60th Street, New York, New York, on Thursday, June 15, 2000 at 9:00 a.m., local time. The meeting's purpose is to:

1.       Elect five directors; and

2. Consider any other matters that are properly presented at the Annual Meeting and any adjournment.

         You may vote at the Annual Meeting if you were one of our shareholders of record at the close of business on Monday, April 17, 2000.

         Along with the attached Proxy Statement, we are also enclosing a copy of our 1999 Annual Report to Shareholders, which includes our financial statements.

         To assure your representation at the meeting, please vote, sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors. Shareholders who attend the meeting may revoke their proxy and vote their shares in person.


                      PLEASE VOTE - YOUR VOTE IS IMPORTANT




                                                     Daniel Iesu
                                                     SECRETARY



New York, New York
May 19, 2000

                             SIEBERT FINANCIAL CORP.
                          885 THIRD AVENUE, SUITE 1720
                            NEW YORK, NEW YORK 10022
                                 (212) 644-2400

                 PROXY STATEMENT FOR THE 1999 ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON JUNE 15, 2000


                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


ANNUAL MEETING:         June 15, 2000                       The Harmonie Club
                        9:00 a.m., local time.              4 East 60th Street
                                                            New York, New York

RECORD DATE:            Close of business on Monday, April 17, 2000. If you were
                        a shareholder at that time, you may vote at the meeting.
                        Each share is entitled to one vote.  On the record date,
                        we  had   22,896,345   shares   of  our   common   stock
                        outstanding. Of those shares, 19,878,700 shares were beneficially owned or controlled by Muriel Siebert, our Chairwoman and President and one of our directors.

QUORUM: The holders of a majority of the outstanding shares of common stock, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

AGENDA:                 1.  Elect five directors.

                        2.  Any other proper business.  However,  we   currently
                            are not aware of any other matters that will come before the meeting.

VOTE REQUIRED:          Proposal 1: The five nominees for  director  who receive
                                    the most votes will be elected. If you do not vote for a nominee, or you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count either for or against the nominee.

BROKER NON-VOTES:       If your  broker does not vote on the  proposal,  it will
                        have no effect on the vote with respect to the proposal.

PROXIES: Please vote; your vote is important. Prompt return of your proxy will help avoid the costs of resolicitation. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "FOR" the Board's nominees for director.

                        If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the shareholders for action at the meeting, your proxy will vote in accordance with his or her best judgment.

PROXIES SOLICITED BY:   The Board of Directors

Revoking Your
PROXY: You may revoke your proxy before it is voted at the meeting. Proxies may be revoked if you either:

                        - deliver a signed, written revocation letter, dated later than the proxy to be revoked, to Daniel Iesu, Secretary, at Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022;

                        - deliver a signed proxy, dated later than the first proxy, to Mr. Iesu at the address above; or

                        - attend the Annual Meeting and vote in person or by proxy. Attending the meeting without doing more will not revoke your proxy.

COST OF SOLICITATION:   We will  pay all  costs  of  soliciting  these  proxies,
                        estimated  at $3,500 in the  aggregate.  Although we are
                        mailing these proxy materials,  our directors,  officers
                        and  employees  may also solicit  proxies by  telephone,
                        facsimile,  mail or personal contact. These persons will
                        receive no additional  compensation  for their services,
                        but we may reimburse them for  reasonable  out-of-pocket
                        expenses.  We will also furnish  copies of  solicitation
                        materials  to  fiduciaries,   custodians,  nominees  and
                        brokerage houses for forwarding to beneficial  owners of
                        our shares of common stock held in their  names,  and we
                        will  reimburse   them  for   reasonable   out-of-pocket
                        expenses. American Stock Transfer & Trust Company, our transfer agent, is assisting us in the solicitation of proxies for the meeting for no additional fee.

YOUR COMMENTS:          Your  comments  about any  aspects of our  business  are
                        welcome. You may use the space provided on the proxy card for this purpose, if desired. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


EXECUTIVE
COMPENSATION:           The  following  table shows  salaries  and bonuses  paid
                        during  the last  three  years for our  Chief  Executive
                        Officer and for our executive officers whose total annual salary and bonus during 1999 exceeded $100,000.

                        SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                      ANNUAL COMPENSATION                COMPENSATION
                                          ---------------------------------------------------------------

                                                                                          SECURITIES
                                                                       OTHER ANNUAL    UNDERLYING STOCK
NAME AND PRINCIPAL POSITION        YEAR      SALARY        BONUS       COMPENSATION        OPTIONS
---------------------------------------------------------------------------------------------------------
Muriel F. Siebert                  1999     $150,000             --         --                   --
Chairwoman and President           1998      150,000             --         --                   --
                                   1997      150,000             --         --                   --

Daniel Jacobson                    1999      124,519(1)          --         --               20,000
Vice Chairman                      1998           --             --         --                   --
                                   1997           --             --         --                   --

Nicholas P. Dermigny               1999      185,000       $185,000         --                   --
Executive Vice President and       1998      185,000        175,000         --               40,000
 Chief Operating Officer           1997      125,000        187,500         --              200,000

Mitchell M. Cohen                  1999      121,538        125,000         --                   --
Executive Vice President and       1998       25,000         20,000         --               10,000
 Chief Financial Officer           1997           --             --         --                   --

Daniel Iesu                        1999       70,000         80,000         --                   --
Secretary                          1998       70,000         65,000         --                8,000
                                   1997       50,000         65,000         --               60,000

----------

(1) Mr. Jacobson began serving as our Vice Chairman on May 3, 1999. The amount of salary listed above reflects earnings for the period of May 3, 1999 through December 31, 1999.


STOCK OPTIONS:          Our 1997 Stock  Option  Plan was adopted by the Board in
                        March 1997 and approved by our  shareholders on December
                        1, 1997. The plan permits the issuance of either options
                        intended to qualify as incentive stock options, or ISOs,
                        under  Section  422 of the  Internal  Revenue  Code,  or
                        options not intended to qualify as ISOs.  The  aggregate
                        fair  market  value  of our  common  stock  for  which a
                        participant   is   granted   ISOs  that   first   become
                        exercisable during any given calendar year will be limited to $100,000. To the extent this limitation is exceeded, an option will be treated as a nonqualified stock option.

                        The plan provides for the grant of options to purchase up to 2,100,000 shares of our common stock to our employees and the employees of our subsidiaries. The plan is administered by a committee of the Board, consisting of Patricia L. Francy and Jane H. Macon, which selects persons to receive awards under the Plan, determines the amount of each award and the terms and conditions governing the award, interprets the plan and any awards granted thereunder, establishes rules and regulations for the administration of the plan and takes any other action necessary or desirable for the administration of the plan. The plan may be amended by the Board as it deems advisable. No amendment will become effective, however, unless approved by the affirmative vote of our shareholders if shareholder approval is necessary for the continued validity of the plan or if the failure to obtain shareholder approval would adversely affect the compliance of the plan under any rule or regulation applicable to it. No amendment may, without the consent of a participant, impair a participant's rights under any option previously granted under the plan.

                        The price for which shares of our common stock may be purchased upon the exercise of an option will be the fair market value of the shares on the date of the grant of the option. An ISO granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, however, shall have a purchase price for the underlying shares equal to 110% of the fair market value of our common stock on the date of grant. An option generally may be granted for a term not to exceed ten years from the date the option is granted. All options will be exercisable in accordance with the terms and conditions described in the option agreement relating to each option. Except under limited circumstances involving termination of employment due to retirement or death or disability, a participant may not exercise any option granted under the plan within the first year after the date of the grant of the option.

                        Full payment of the purchase price for shares of our common stock purchased upon the exercise, in whole or in part, of an option must be made at the time of the exercise. The plan provides that the purchase price may be paid in cash or in shares of our common stock valued at their fair market value on the date of purchase. Alternatively, an option may be exercised in whole or in part by delivering a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to us the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes.

                        During the year ended December 31, 1999, we granted an option to purchase 20,000 shares of our common stock to our Vice Chairman at an exercise price of $32.50 per share. These options are exercisable at a rate of 20% on the first, second, third, fourth and fifth anniversaries of the date of grant and expire after the tenth anniversary of the date of grant.

                        The following table sets forth certain summary information concerning individual grants of stock options made during the year ended December 31, 1999 to each of the officers named in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL
                                                                                         REALIZABLE VALUE
                                                                                           AT ASSUMED
                          NUMBER OF     % OF TOTAL                                       ANNUAL RATES OF
                            SHARES        OPTIONS                                          STOCK PRICE
                          UNDERLYING    GRANTED TO      EXERCISE                         APPRECIATION FOR
                           OPTIONS     EMPLOYEES IN   OR BASE PRICE   EXPIRATION          OPTION TERM (1)
NAME                       GRANTED         1999         PER SHARE        DATE           5%             10%
-----------------------------------------------------------------------------------------------------------------
Muriel F. Siebert            --             --             --             --            --             --
Daniel Jacobson             20,000          58%          $32.50         5/4/09       $425,000      $1,124,200
Nicholas P. Dermigny         --             --             --             --            --             --
Mitchell M. Cohen            --             --             --             --            --             --
Daniel Iesu                  --             --             --             --            --             --

---------------------

(1) These amounts represent assumed rates of appreciation in the price of our common stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the future price of our common stock and overall stock market conditions.

                           The following table sets forth at December 31, 1999 the number of options and the value of unexercised options held by each of the officers named in the Summary Compensation Table.


                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                          FISCAL YEAR END OPTION VALUES
                                                                                                 VALUE OF
                                                                                               UNEXERCISED
                                                             NUMBER OF                         IN-THE-MONEY
                        NUMBER OF                       UNEXERCISED OPTIONS                     OPTIONS AT
                         SHARES                             AT YEAR END                     FISCAL YEAR END (1)
                       ACQUIRED ON     VALUE       ------------------------------     -------------------------------
NAME                     EXERCISE     REALIZED      EXERCISABLE    UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
----------------------------------------------------------------- ---------------     -------------   ---------------
Muriel F. Siebert           --            --              --            --                  --                --
Daniel Jacobson             --            --            4,000         16,000                --                --
Nicholas P. Dermigny      48,000    $ 1,193,782        40,000        152,000           $ 490,000        $1,862,000
Mitchell M. Cohen           --            --            2,000          8,000              16,250            65,000
Daniel Iesu               25,600        579,013           --          42,400                --             519,400

----------------------

  (1) The dollar values have been calculated by determining the difference between the closing price of our common stock at December 31, 1999, $14.75 per share, and the exercise prices of the options.

RESTRICTED STOCK
AWARD PLAN:             Our 1999 Restricted Stock Award Plan provides for awards
                        to key employees of not more than 60,000 shares of our common stock, subject to adjustments for stock splits, stock dividends and other changes in our capitalization, to be issued either immediately after the award or at a future date. As of December 31, 1999, 41,400 shares of our common stock under the Restricted Stock Award Plan had been awarded and were outstanding. As provided in the plan and subject to restrictions, shares awarded may not be disposed of by the recipients for a period of one year from the date of the award. Cash dividends on shares awarded are held by us for the benefit of the recipients, subject to the same restrictions as the award. These dividends (without interest) are paid to the recipients upon lapse of the restrictions.

EMPLOYMENT
AGREEMENT:              We  entered  into an  Employment  Agreement  dated as of
                        April 9, 1999 with Daniel  Jacobson to serve as our Vice
                        Chairman,  an officer  position,  beginning May 3, 1999.
                        The  agreement  provides  for an annual  base  salary of
                        $185,000  plus such  bonuses as may be  authorized  from
                        time to time by our Board of  Directors.  The  agreement
                        has  an  initial   three  year  term,   with   automatic
                        extensions  of  one  year  unless   terminated.   If  we
                        terminate  the  agreement  other than for "cause" or the
                        permanent  disability or death of Mr. Jacobson,  he will
                        be entitled to continue to receive his base salary for a
                        period  of (1)  three  years if the  termination  occurs
                        during  the first two  years of the  agreement,  (2) two
                        years if the  termination  occurs  during years three or
                        four  of  the   agreement   (3)  and  one  year  if  the
                        termination  occurs  thereafter.  If  we  terminate  the
                        agreement  due  to  the  permanent   disability  of  Mr.
                        Jacobson, he will be entitled to continue to receive his base salary for a period of one year. In accordance with the agreement, we also granted an option to purchase
                        20,000 shares of our common stock to Mr. Jacobson at an exercise price of $32.50 per share.

DIRECTOR
COMPENSATION:           Our non-employee directors receive an annual cash fee of
                        $10,000. In addition, in 1997, we granted to each of our
                        non-employee  directors  an  option to  purchase  40,000
                        shares of our common  stock at $2.3125 per share.  We do
                        not   compensate  our  employees  or  employees  of  our
                        subsidiaries who serve as directors.

COMPENSATION
COMMITTEE REPORT
TO STOCKHOLDERS:        This report of our  Compensation  Committee of the Board
                        of  Directors  shall  not  be  deemed   incorporated  by
                        reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or under the Securities Exchange
                        Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

                        Our Compensation Committee currently consists of Ms. Macon and Ms. Francy. The committee administers our executive compensation programs, monitors corporate performance and its relationship to compensation of executive officers, and makes appropriate recommendations concerning matters of executive compensation.

                        Compensation  Philosophy:   We  believe  that  executive
                        compensation should be closely related to increased shareholder value. One of our strengths that contributes to our successes is a strong management team. Our compensation program is designed to enable us to attract, retain and reward capable employees who can contribute to our continued success, principally by linking compensation with the attainment of key business objectives. Accordingly, our executive compensation program is designed to provide competitive compensation, support our strategic business goals and reflect our performance.

                        Our   compensation   program   reflects  the   following
                        principles:

                        o Compensation should encourage increased shareholder value.

                        o Compensation programs should support our short- and long-term strategic business goals and objectives.

                        o   Compensation programs should reflect and promote our
                            values  and  reward   individuals   for  outstanding
                            contributions toward business goals.

                        o Compensation programs should enable us to attract and retain highly qualified professionals.

                        Pay Mix and Measurement: Our executive compensation is comprised of two components, base salary and incentives, each of which is intended to serve the overall compensation philosophy.

                        The Chief Executive Officer requested that her cash compensation for the year 1999 be limited to $150,000.

                        The Company's philosophy is to keep base salaries on the lower end of what is considered standard for the industry, and to be flexible with bonuses when the circumstances warrant.

                        The Committee reviews and approves our Chief Executive Officer's recommendation of salaries and bonuses for our senior executives. In performing its review, the Committee has separate discussions with each of the executives concerning their own duties and those of the other executives under review. Bonuses, except for our Vice Chairman's, are awarded for calendar year performance and take into account the accomplishments of the executive and the Company's overall performance. Our Vice Chairman's bonus is on fiscal year basis ending April 30 and has not as yet been determined.

                        Stock  options  are  awarded  to  some  executives  upon
                        employment and generally vest over a five-yea period. Options on 25,000 shares were awarded to new employees during 1999. Additionally, options on 9,500 shares were awarded to several employees during 1999, primarily in connection with promotions.

                        Specific salary and incentive amounts are disclosed in the Summary Compensation Table and the Options Grants in Last Fiscal Year table.

                        Patricia L. Francy
                        Jane H. Macon


CERTAIN RELATIONSHIPS
AND RELATED
TRANSACTIONS:           As a registered broker-dealer, our subsidiary is subject
                        to the Uniform Net Capital Rule under the Exchange  Act.
                        "Net  capital"  is  defined as net worth  (assets  minus
                        liabilities),  plus qualifying subordinated  borrowings,
                        less  certain  deductions.  Ms.  Siebert  loaned  us  $3
                        million pursuant to subordinated notes bearing interest at rates ranging from 5% to 8%. These notes were repaid by us in September 1999.

                        In 1999, Ms. Siebert also pledged some of her shares of our common stock as collateral for the obligations of our subsidiary, Siebert, Brandford, Shank & Co., L.L.C., or SBS, under a $5,000,000 Revolving Subordinated Loan Agreement. We hold a 49% equity interest in SBS.

                        In 1998, we loaned an aggregate of $4 million to SBS under temporary subordinated loan agreements entered into under the rules of the National Association of Securities Dealers, Inc. These loans were subsequently repaid.

                        The foregoing transactions have been approved by the Board or a committee of the Board or by the shareholders and, to the extent that these arrangements are available from non-affiliated parties, are on terms no less favorable to us than those available from non-affiliated parties.

OUR PERFORMANCE:        The stock  price  performance  graph  below shall not be
                        deemed   incorporated   by   reference  by  any  general
                        statement   incorporating   by   reference   this  proxy
                        statement  into any filing under the  Securities  Act or
                        under  the  Exchange  Act,   except  to  the  extent  we
                        specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

                COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*
                         AMONG SIEBERT FINANCIAL CORP.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE DOW JONES SECURITIES BROKERS INDEX


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



DOLLARS
                                                               Cumulative Total Return
                                          -----------------------------------------------------------
                                          11/12/96       12/96        12/97       12/98        12/99
SIEBERT FINANCIAL CORP.                     100.00       91.15        78.41      319.00       506.59
NASDAQ STOCK MARKET (U.S.)                  100.00      106.11       130.01      183.32       339.26
DOW JONES SECURITIES BROKERS                100.00      116.32       211.59      240.64       372.68


* Assumes $100 invested on November 12, 1996 in our common stock and on October 31, 1996 in the indices presented. Amounts include reinvestment of diviedends.


                        The above graph compares our performance from November 12, 1996, the date that our common stock commenced trading publicly, through December 31, 1999, against the performance of the Nasdaq Market Index and the Dow Jones Securities Brokers Index.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


MANAGEMENT
OWNERSHIP:              The following  table lists share ownership of our common
                        stock as of March 31, 2000. The information includes beneficial ownership by each of our directors and executive officers, by all directors and executive officers as a group and beneficial owners known by our management to hold at least 5% of our common stock. To our knowledge, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Any information in the table on beneficial owners known by management to hold at least 5% of our common stock is based on information furnished to us by such persons or groups and statements filed with the SEC.


                                                   SHARES OF       PERCENT OF
NAME OF BENEFICIAL OWNER(1)                      COMMON STOCK        CLASS(2)
---------------------------------------------   --------------    -------------

Muriel F. Siebert                                19,878,700            86.8%

Mitchell M. Cohen                                         0              *

NICHOLAS P. DERMIGNY                                 88,000(3)           *

DANIEL IESU                                          12,000(4)           *

DANIEL JACOBSON                                       4,000(5)           *

PATRICIA L. FRANCY                                   20,000(6)           *

JANE H. MACON                                        20,000(6)           *

DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP      20,022,700(7)         86.9%
(seven persons)

* Less than 1%


--------

(1) The address for each person named in the table is c/o Siebert Financial Corp., 885 Third Avenue, New York, New York 10022.

(2)    Percentages are computed in accordance with Rule 13d-3 under the Exchange
       Act.

(3) Consists of 88,000 shares of our common stock that Mr. Dermigny has the right to acquire pursuant to a stock option grant.

(4) Consists of 12,000 shares of our common stock that Mr. Iesu has the right to acquire pursuant to a stock option grant.

(5) Consists of 4,000 shares of our common stock that Mr. Jacobson has the right to acquire pursuant to a stock option grant.

(6) Consists of 20,000 shares of our common stock that the director has the right to acquire pursuant to a stock option grant.

(7) Includes options to purchase an aggregate of 144,000 shares of our common stock described above.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS


GENERALLY:                 Our Board  nominated  five  directors for election at
                           the meeting. Each nominee currently is serving as one of our directors. If you re-elect them, they will hold office until the next annual meeting or until their successors have been elected.

NOMINEES:                  MURIEL F. SIEBERT                    Muriel  Siebert  has been  Chairwoman,  President
                           Age 67                               and a  director  of Muriel  Siebert  & Co.,  Inc.
                                                                since 1967 and the Siebert  Financial Corp. since
                                                                November 8, 1996.  The first woman  member of the
                                                                New York Stock  Exchange  on December  28,  1967,
                                                                Ms. Siebert served as  Superintendent of Banks of
                                                                the State of New York  from 1977 to 1982.  She is
                                                                a  director  of  the  New  York  State   Business
                                                                Council,  the  Commission of Judicial  Nomination
                                                                and the Boy  Scouts  of  Greater  New  York.  Ms.
                                                                Siebert  is also on the  executive  committee  of
                                                                the Economic Club of New York.

                           NICHOLAS P. DERMIGNY                 Nicholas  Dermigny  has been our  Executive  Vice
                           Age 42                               President  and  Chief  Operating   Officer  since
                                                                joining  us  in  1989.  Prior  to  1993,  he  was
                                                                responsible  for our  retail  discount  division.
                                                                Mr.  Dermigny  became an officer and  director on
                                                                November 8, 1996.

                           PATRICIA L. FRANCY                   Patricia  Francy is Treasurer  and  Controller of
                           Age 54                               Columbia  University.  She  previously  served as
                                                                the   University's   Director   of  Finance   and
                                                                Director  of  Budget   Operations  and  has  been
                                                                associated  with the  University  since 1969. Ms.
                                                                Francy became a director on March 11, 1997.

                           JANE H. MACON                        Jane  Macon  is a  partner  with  the law firm of
                           Age 53                               Fulbright & Jaworski L.L.P., San Antonio,  Texas.
                                                                Fulbright  &  Jaworski   L.L.P.   provides  legal
                                                                services  to us. Ms.  Macon  became a director on
                                                                November 8, 1996.

                           DANIEL JACOBSON                      Daniel  Jacobson has been our Vice Chairman since
                           Age 71                               May 1999.  Prior to joining us, Mr.  Jacobson was
                                                                a partner at Richard  A.  Eisner & Company,  LLP.
                                                                Mr.  Jacobson  is  also a  director  of  Barnwell
                                                                Industries,  Inc. Mr.  Jacobson became an officer
                                                                and a director on May 3, 1999.

BOARD MEETINGS:            In 1999, the Board held five meetings and acted three
                           times by unanimous written consent. Each incumbent director attended at least 75% of his or her Board meetings and all of his or her committee meetings.

BOARD COMMITTEES:          The  Board  has  standing   Audit  and   Compensation
                           Committees, each currently consisting of Ms. Macon and Ms. Francy.

                           The duties of the Audit Committee include:

                           - review with the independent public accountants of the scope of their audit, the audited consolidated financial statements, and any internal control comments contained in the independent public accountants' management letter, including corrective action taken by management;

                           -    review  of  our  interim   unaudited   financial
                                reports;

                           - review with the independent public accountants of the adequacy of our internal accounting control systems; and

                           -    review    and    approval    of     management's
                                recommendation for the appointment of outside independent public accountants.

                           The Audit Committee held two meetings during 1999.

                           The Compensation Committee held one meeting during 1999.


SECTION 16(A)
BENEFICIAL OWNERSHIP
REPORTING
COMPLIANCE:                Section  16(a)  of  the  Exchange  Act  requires  our
                           executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange
                           Commission. These executive officers, directors and shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

                           Based solely upon a review of the copies of the forms furnished to us, we believe that during fiscal 1999 all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

INDEMNIFICATION OF
OFFICERS AND
DIRECTORS:                 We indemnify our executive  officers and directors to
                           the  extent   permitted  by  applicable  law  against
                           liabilities  incurred as a result of their service to
                           us and  against  liabilities  incurred as a result of
                           their service as directors of other corporations when
                           serving  at our  request.  We  have a  directors  and
                           officers liability insurance policy,  underwritten by
                           Executive  Risk  Indemnity,  Inc.,  in the  aggregate
                           amount of $10 million.  As to  reimbursements  by the
                           insurer of our indemnification  expenses,  the policy
                           has a $150,000 deductible; there is no deductible for
                           covered  liabilities  of  individual   directors  and
                           officers. In addition, we have an excess directors and officers liability insurance policy, underwritten by the Gulf Insurance Company, in the amount of $5 million.

VOTE REQUIRED:             The five  nominees  for director who receive the most
                           votes will be elected. The enclosed proxy allows you to vote for the election of all of the nominees listed, to "withhold authority to vote" for one or more of the nominees or to "withhold authority to vote" for all of the nominees.

                           If you do not vote for a nominee, or you indicate "withhold authority to vote" for any nominee, on your proxy card, your vote will not count either for or against the nominee. Also, if your broker does not vote on any of the three proposals, it will have no effect on the election.

                           The persons named in the enclosed proxy intend to vote "FOR" the election of all of the nominees. Each of the nominees currently serves as a director and has consented to be nominated. We do not foresee that any of the nominees will be unable or unwilling to serve, but if such a situation should arise your proxy will vote in accordance with his or her best judgment.



               THE BOARD DEEMS "PROPOSAL 1: ELECTION OF DIRECTORS"
             TO BE IN THE BEST INTERESTS OF SIEBERT FINANCIAL CORP.
                AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE
            "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

Richard A. Eisner & Company, LLP currently serves as our independent auditors. A representative of Richard A. Eisner & Company, LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from stockholders.


                SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

If you wish to submit proposals to be presented at the 2001 Annual Meeting of our shareholders, the proposals must be received by us no later than
January 17, 2001 for them to be included in our proxy materials for that meeting.


                                  OTHER MATTERS

The Board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented to the shareholders for action at the meeting, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on these matters in accordance with their own judgment.

YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DANIEL IESU, SECRETARY, SIEBERT FINANCIAL CORP., 885 THIRD AVENUE, SUITE 1720, NEW YORK, NEW YORK 10022 OR CALLING 800-872-0711.

                                      By Order of the Board of Directors



                                      Daniel Iesu
                                      Secretary


Dated: May 19, 2000



                   PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED
             PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                      PLEASE VOTE - YOUR VOTE IS IMPORTANT

                            SIEBERT FINANCIAL CORP.
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 15, 2000



         The undersigned hereby appoint Daniel Iesu and Mitchell M. Cohen, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Siebert Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert Financial Corp. to be held at The Harmonie Club, 4 East 60th Street, New York, New York on Thursday, June 15, 2000 at 9:00 A.M., local time, and at any adjournments thereof.

         Unless otherwise specified in the spaces provided, the undersigned's vote will be cast FOR item (1).




          (Continued, and to be signed and dated, on the reverse side)

                      FOR ALL NOMINEES            WITHHOLD AUTHORITY
                        LISTED BELOW              (to vote for all
                     (except as marked          nominees listed below)
                   to the contrary below)

1.  ELECTION OF                                                       NOMINEES: Muriel F. Siebert,     2. In their discretion on
    DIRECTORS:                [_]                        [_]                    Nicholas P. Dermigny,     any other business which
                                                                                Patricia L. Francy,       may properly come before
(INSTRUCTION:     To withhold authority to vote for any individual              Jane H. Macon and         the meeting or any
                  nominee, write that nominee's name on the space               Daniel Jacobson           adjournments thereof.
                  write that nominee's name on the space provided.
                  below).





                                         Date:             , 2000                                           Date:             , 2000
--------------------------------------        -------------             ---------------------------------        -------------
      Signature of Stockholder                                          Signature of Joint Owner, if any



Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Votes MUST be indicated (X) in black or blue ink. Please Sign and Return in Enclosed Envelope. No Postage is Required.